                                                                 EXHIBIT 23.2(a)



                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors


PennCorp Financial Group, Inc.:



We consent to the use of our reports on PennCorp Financial Group, Inc. and subsidiaries and United Life and Annuity Insurance Company and subsidiary incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                            KPMG PEAT MARWICK LLP



Raleigh, North Carolina


March 3, 1998

                                                                 EXHIBIT 23.2(b)



                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors


PennCorp Financial Group, Inc.:



     We consent to the use of our report on Southwestern Financial Corporation and subsidiaries incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                            KPMG PEAT MARWICK LLP



Dallas, Texas


March 3, 1998